Loans	12 Months Ended
Dec. 31, 2022
Loans
Loans

13. Loans

As of December 31, 2019, CureVac had been granted two convertible loan facilities (i.e., First Loan and Second Loan) by Dietmar Hopp. On June 26, 2020, CureVac drew down the second tranche of the Second Loan in the amount of USD 26,800k (EUR 24,860k). On July 24, 2020, the First Loan and Second Loan were terminated and on August 7, 2020, the total principal of EUR 94,749k and total accrued interest of EUR 5,641k were repaid in full. During the year ended December 31, 2020, EUR 11,008k of interest expense, inclusive of EUR 5,194k which resulted from the early termination of the First Loan and Second Loan (December 31, 2019: EUR 11,960k), was recognized.

On June 27, 2020, CureVac signed a financing arrangement with the European Investment Bank, or EIB, under which EIB agreed to provide the Company with a line of credit in an amount of up to EUR 75 million for the partial financing of CureVac´s clinical developments and large-scale production of the infectious disease vaccine candidates including a vaccine against SARS-CoV-2, or the Investment, provided that the amount of financing does not exceed 50% of the cost of the Investment. The EIB financing is available in three tranches of at least EUR 15 million and up to EUR 25 million upon completion of pre-defined milestones. These pre-defined milestones are tied to evidence of successful progress in the development and large-scale production of CureVac´s vaccine candidate against SARS-CoV-2. In addition, the disbursements of the second and third tranches are contingent upon the occurrence of the disbursement of the first and second tranches, respectively. Each tranche is due 7 years from the disbursement date. The EIB loan requires fixed remuneration at an interest at a rate of 0.5% per annum. Additionally, the loan agreement requires CureVac to pay variable remuneration depending on the output produced in the Company’s GMP IV manufacturing facilities, which is EUR 200k per batch, up to an aggregate remuneration cap of EUR 75 million, on batches produced during the “Remuneration Period” beginning the earlier of the first financial year when CureVac AG has a positive EBITDA or in 2025 and extending for a period of 12 years thereafter. Payment of the variable remuneration is due on the first March 31st of the Remuneration Period and then each following March 31st, thereafter, in the Remuneration Period. The loan agreement provides CureVac an option to buy-out the variable remuneration by paying an amount equal to the higher of €5 million and 150-190% of the outstanding principal of the loan, depending on the number of years following the initial disbursement under the loan, but in any case, limited to an aggregate remuneration cap of EUR 75 million.

CureVac was subject to several restrictive covenants on its business activities as described in the financing agreement, including limitations on certain merger and acquisition transactions, disposition of certain assets, and mandatory maintenance of assets related to the Investment. In November 2020, a land charge (lien) amounting to EUR 75 million was registered in favor of the EIB to secure the loan. The EIB may demand, without prior notice, the immediate repayment of outstanding principal together with any accrued interest upon certain events including, among others, the Company’s failure to continue the development of its Investment following a grace period.

During the year ended December 31, 2021, CureVac decided to early terminate the EIB loan for a total cash consideration of EUR 26,633k, which comprises of EUR 25,000k repayment of the loan and 1,633k interest and fees. As of December 31, 2021 the EIB loan was fully repaid.